UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2010

Smithtown Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	000-13314	11-2695037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant's telephone number, including area code 631-360-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SMITHTOWN BANCORP, INC.
INDEX

Item 1.01	Entry into a Material Definitive Agreement

On January 29, 2010, Bank of Smithtown (the “Bank”) a wholly owned subsidiary of Smithtown Bancorp, Inc. (the “Company”) entered into a Consent Agreement with the Federal Deposit Insurance Corporation (“FDIC”) and a parallel Consent Order with the New York State Banking Department (“NYSBD”), hereinafter collectively referred to as the “Consent Agreement”.  The Consent Agreement is effective January 29, 2010.

Under the terms of the Consent Agreement, the Bank is required to improve credit administration, loan underwriting and internal loan review processes, and maintain an adequate allowance for loan losses.  Other required actions include the implementation of plans to reduce classified assets, decrease the Bank’s concentration in commercial real estate loans and increase profitability.  The Bank’s payment of dividends and growth in average assets require prior approval of the FDIC and NYSBD.  The Bank is required to maintain, no later than June 30, 2010, Tier 1 Capital at least equal to 7% of Total Assets, Tier 1 Risk-Based Capital at least equal to 9% of Total Risk-Weighted Assets and Total Risk-Based Capital at least equal to 11% of Total Risk-Weighted Assets.

The foregoing description of the Consent Agreement is qualified in its entirety by reference to the Stipulation and Consent To The Issuance Of A Consent Order dated January 29, 2010 between the Bank and the FDIC, the Consent Order issued by the FDIC dated January 29, 2010, and the Issued Upon Consent Pursuant To Section 39 of The New York Banking Law dated January 29, 2010 between the Bank and the NYSBD, attached hereto as Exhibits 1, 2 and 3, respectively, and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On February 1, 2010 Smithtown Bancorp, Inc. issued a press release reporting unaudited financial results for the quarter ending December 31, 2009, a copy of which is attached as Exhibit 4 of this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Additional information about the non-performing loans as of December 31, 2009 is available on the investor page of the Bank’s website at www.bankofsmithtown.com.

The information disclosed under Items 1.01 and 2.02 in this report, including Exhibits 1,2, 3 and 4 hereto, is being furnished and shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits

	Exhibits No.	Description

	1	Stipulation and Consent To The Issuance Of A Consent Order dated January 29, 2010

	2	Consent Order dated January 29, 2010

	3	Issued Upon Consent Pursuant to Section 39 of the New York Banking Law dated January 29, 2010

	4	The Company’s press release titled, “SMITHTOWN BANCORP ANNOUNCES FOURTH QUARTER RESULTS,” dated February 1, 2010.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: February 1, 2010	Smithtown Bancorp, Inc.

	By:	/s/ Bradley E. Rock
	Name:	Bradley E. Rock
	Title:	Chairman of the Board and Chief Executive Officer

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